NASDAQ: FISI November 30, 2015 Courier Capital Wealth Management Acquisition Exhibit 99.1

Forward Looking Statements

Statements
contained
in
this
presentation
which
are
not
historical
facts
and
which
pertain
to
future
operating
results
of
Financial
Institutions,
Inc.
and
its
subsidiaries
constitute
forward-looking
statements
as
defined
by
Section
21E
of
the
Securities
Exchange
Act
of
1934,
as
amended,
that
involve
significant
risks
and
uncertainties.
Statements
herein
are
based
on
certain
assumptions
and
analyses
by
the
Company
and
are
factors
it
believes
are
appropriate
in
the
circumstances.
Actual
results
could
differ
materially
from
those
contained
in
or
implied
by
such
statements
for
a
variety
of
reasons
including,
but
not
limited
to:
Courier’s
financial
results
after
the
acquisition
being
significantly
different
than
its
historical
results
or
the
Company’s
internal
projections;
Courier’s
historical
financial
results
being
inaccurate
or
materially
different
once
prepared
in
accordance
with
GAAP;
changes
in
interest
rates;
changes
in
accounting
principles,
policies,
or
guidelines;
changes
in
the
Company’s
dividend
policy;
significant
changes
in
the
economic
scenario:
significant
changes
in
regulatory
requirements;
unforeseen
difficulties
in
integrating
Courier
with
the
Company;
and
significant
changes
in
securities
markets.
Consequently,
all
forward-looking
statements
made
herein
are
qualified
by
these
cautionary
statements
and
the
cautionary
language
in
the
Company’s
Annual
Report
on
Form
10-K,
its
Quarterly
Reports
on
Form
10-Q
and
other
documents
filed
with
the
SEC.
Except
as
required
by
law,
the
Company
undertakes
no
obligation
to
update
any
information
presented
herein.

Growing and Diversifying Noninterest Income

Courier Capital Platform Acquisition –
Wealth Management Services
Acquisition (pending closing conditions) of leading SEC-registered investment advisory and wealth management firm based in western New York with operations in Buffalo and Jamestown
Founded in 1967; presently has over 1,100 individual, business, institutional, foundation, and retirement plan clients; more than $1.2 billion in assets under management and advisor to an additional $335 million of assets
Entire management and staff to remain; strong leadership team with vast investment experience: Bruce Kaz (30 years),
William Gurney (27 years), Randy Ordines (28 years) and Thomas Hanlon (27 years)
Named to the Financial Times FT 300 Top Financial Advisers list in each of the past two years since the ranking established; ranking based on assets under management, asset growth rate, years in existence, compliance record, industry certifications, and online accessibility
Raises profile of entire Company in its markets and establishes another platform for expanded diversified financial services to further reduce reliance on our net interest margin business; potential for cross-selling activities and bolt on acquisitions of other regional firms
Approximately $3.4 million in revenues and $1.4 million in Earnings Before Interest, Taxes, Depreciation and Amortization
(“EBITDA”)* for 2014, based on figures provided to the Company by Courier Capital.  These financial results were not audited and were compiled on a cash accounting basis and not in compliance with GAAP.
Acquisition of Platform Wealth Management Firm Aligned with FISI’s Growth Strategy
Diversifies non interest income with new fee-based services
Addition of commercial customers/revenues
Universal application enhancing multiple business lines
Enables cross-selling and customer enhancement opportunities
* See Appendix for the computation of this Non-GAAP measure.

Courier Capital –
Financial Considerations
Merger consideration worth $9.0 million (approximately 90% payable in FISI common stock) at closing (subject to certain adjustments), with additional contingent consideration (also payable primarily in FISI common stock) expected between $2.3 million and $5.0 million based on achieving a three year compounded annual growth rate in EBITDA* ranging between 9% and 14%, respectively
Purchase price of 8.3x 2014 EBITDA* compares favorably to other deals in sector
Acquisition is expected to be moderately accretive to earnings in 2016 with an IRR in excess of 15%
Estimated Tangible Common Book Value (“TCBV”)* per share dilution of approximately
4.4% at closing and expected earn-back of 7 years is within our acceptable range for the acquisition of a  fee-based business platform
Deal is structured as a tax-free reorganization which requires the recording of a deferred tax liability on the separately identifiable intangible assets and corresponding increase to goodwill of approximately $1.3 million, resulting in a relatively longer earn-back period
Inherently longer TCBV earn-back is balanced by a reasonable level of expected TCBV dilution, the positive impact on current and future growth of earnings, and diversification of our revenue

* See Appendix for the computation of this Non-GAAP measure.

FISI’s Evolving Growth Profile
2013:
Strategic growth plan developed and implemented by new Company leadership
Two key elements of plan:
Diversify revenue base by increasing noninterest income through fee-based services; new services should be aligned with core banking business and mission to improve experience for customers
Leverage 200 years of rural NY banking to enter opportunity rich markets of Rochester and Buffalo
2014:
Insurance
--
acquisition
of
Scott
Danahy
Naylon
Co.,
Inc.,
a
full
service
insurance
agency
based near Buffalo, as platform for entry into broad line insurance services.  Integrate and develop platform in 2015; focus on organic/acquisition growth of business in 2016
2015:
Wealth
Management
--
acquisition
of
Courier
Capital,
a
leading
SEC-registered
investment advisory based bear Buffalo, as platform for entry into wealth management. Integrate and develop the platform in 2016; focus on organic/acquisition growth in 2016 and beyond
2015/2016:  Banking
--
core bank operations expanding in major regional MSAs with 2 branch openings slated for Rochester region (November 2015 and 1Q 2016); driving forward with new
“Made for You: branch concept with cross-trained staff working closer with customers
Our
“DNA”
as
a
relationship
oriented
bank
that
values
personal
attention
for
retail
and
business
customers
is
a
competitive
advantage
in
a
rising
interest
rate
environment
and
within
a
region
experiencing consolidation; Growth complemented by addition of fee-based services driving forward.

Financial Institutions, Inc.

Financial Institutions, Inc.

NASDAQ: FISI 6 Appendix

Non-GAAP  to GAAP Reconciliation

September 30, 2015
Actual
Adjustments
Pro Forma
Tangible Common Book Value:
Common shareholders’ equity
$        278,094
$          8,100
$        286,194
Less:  Goodwill and other intangible assets, net
67,925
12,600
80,525
Tangible common equity (non-GAAP)
$        210,169
$        205,669
Common shares outstanding
14,189

14,500
Tangible common book value per share (non-GAAP)
(1)
$            14.81
$            14.18
(1)
Tangible common equity divided by common shares outstanding.
EBITDA:
2014 EBITDA for Courier Capital was calculated by adding back $3 thousand of depreciation expense to net income.
Courier Capital did not report any interest expense, income tax expense or amortization during 2014.